UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 5, 2003


                           Commission File No. 1-8726


                                    RPC, INC.
             (exact name of registrant as specified in its charter)

      Delaware                                        58-1550825
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                                 (404) 321-2140
               Registrant's telephone number, including area code

Item 5. Other Events and Regulation FD Disclosure

On December 5, 2003, registrant issued a press release titled "Dr. David Tannich Named New President of Well Control School," that announces the appointment of Dr. David Tannich to the position of President of Well Control School.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

          Exhibit 99 - Press release dated December 5, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RPC, Inc.

Date: December 5, 2003                    /s/ BEN M. PALMER
                                          --------------------------------------
                                          Ben M. Palmer
                                          Vice President,
                                          Chief Financial Officer and Treasurer